Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Legal contingencies
On April 12, 2018, a class-action lawsuit was filed against DDI-US demanding a return of unfair benefit under the pretext that the Company’s social casino games are not legal in the State of Washington, United States. On August 29, 2022, DDI-US entered into an agreement in principle to settle the aforementioned case and associated proceedings, pursuant to which, among other things, DDI-US would contribute $145.25 million to the settlement fund. This agreement in principle received final court approval with the final contribution to the settlement fund made in June 2023. The Company recorded an accrual of $95.25 million for the year ended December 31, 2022, which was subsequently settled via a $95.25 million cash payment in the second quarter of 2023.
Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018, and it was subsequently amended on July 1, 2019 and November 27, 2019. In March 2023, we, through DDI-US, entered into a new Game License Agreement with DoubleU Games with effect from January 1, 2023, which supersedes the prior DoubleU Games License Agreement. Pursuant to the new Game License Agreement, DoubleU Games grants us, through DDI-US, a non-exclusive and worldwide license to service and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee equal to a certain fixed percentage of the net sales of the licensed game titles to DoubleU Games in connection with these rights. As of June 30, 2024, we licensed approximately 49 game titles under the terms of this agreement.
In October 2023, we, through DDI-US, entered into a Game Development Services Agreement with DoubleUGames, pursuant to which DDI-US will pay service fees to DoubleU Games for certain game maintenance services and product planning and user analysis services provided by DoubleU Games. We incurred total service fees of $2.1 million for the six months ended June 30, 2024.
International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services agreement with IGT, and it was subsequently amended on January 1, 2019. Under the terms of the agreement, IGT will deliver game assets so that we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we pay IGT a royalty rate of 7.5% of revenue for their proprietary assets and 15% of revenue for third-party game asset types. We also pay a monthly fee for porting. The initial term of the agreement is ten (10) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the three months ended June 30, 2024 and 2023 totaled $0.6 million and $1.9 million, respectively, and are recognized as a component of cost of revenue. Costs incurred in connection with this agreement for the six months ended June 30, 2024 and 2023 totaled $2.4 million and $3.9 million, respectively, and are recognized as a component of cost of revenue.